Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2017
Financial Income, Net
Schedule of Financial Income, Net

€ millions	2017	2016	2015
Finance income	463	230	241
Thereof available-for-sale financial assets (equity)	382	164	176
Finance costs	–278	–268	–246
Thereof interest expense from financial liabilities at amortized cost	–89	–108	–135
Thereof interest expense from derivatives	–116	–114	–72
Financial income, net	185	–38	–5